Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused StarALPHA Portfolio

(the “Portfolio”)

Supplement dated June 13, 2012 to the

Statement of Additional Information (“SAI”) dated

February 28, 2012, as supplemented and amended to date

Effective immediately, Chris Leavy of BlackRock Investment Management, LLC (“BlackRock”) serves as a portfolio manager of the Portfolio, replacing Robert C. Doll. Accordingly, under the heading “Additional Information about the Portfolio Managers” on page B-51 of the SAI, the information pertaining to Mr. Doll is hereby deleted and replaced with the following:

			Other Accounts
			Number of Other Accounts Managed and Total Assets (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee Is Performance Based
Portfolio	Advisers/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
StarALPHA Portfolio	BlackRock	Chris Leavy	11	11	10	—	1	—
			$13,870	$2,830	$1,540	—	$115.7	—

Additionally, under the heading “Portfolio Ownership” in the table on page B-51 of the SAI, the information pertaining to Mr. Doll is hereby deleted and replaced with the following:

Portfolio	Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager
StarALPHA Portfolio	BlackRock	Chris Leavy	None

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP2_FOCPR_2-12